Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements [Abstract]
Fair Value Disclosures [Text Block]
Fair Value Measurements
Nonrecurring Fair Value Measurements
The following table presents the Company's nonfinancial assets that were measured at fair value on a nonrecurring basis during 2011:

	Fair Value at November 1, 2011	(Level 1)	(Level 2)	(Level 3)	Impairment Charges
Goodwill - Scantron	$281.9	$—	$—	$281.9	$102.2
Indefinite-lived tradename - Scantron	6.8	—	—	6.8	4.2

Goodwill and indefinite-lived tradename for the Scantron segment were measured for impairment during the fourth quarter of 2011 as part of the Company's annual measurements for impairment testing and resulted in non-cash impairment charges totaling $102.2 and $4.2, respectively. The impairments were primarily due to declines in projected revenues and margins and a higher discount rate for the Scantron segment.
See Note 2 for more information on the fair value measurement process for goodwill and indefinite-lived trademarks and tradenames.
Recurring Fair Value Measurements
Fair values of financial instruments subject to recurring fair value measurements as of December 31, 2012 and 2011, are as follows:

	Balance at December 31, 2012	(Level 1)	(Level 2)	(Level 3)
Corporate equity securities	$0.1	$0.1	$—	$—
Liability for interest rate swaps	1.3	—	1.3	—

	Balance at December 31, 2011	(Level 1)	(Level 2)	(Level 3)
United States treasury securities	$56.6	$56.6	$—	$—
Corporate equity securities	0.1	0.1	—	—
Liability for interest rate swaps	9.0	—	9.0	—
Liability for contingent consideration related to business combinations	0.6	—	—	0.6

Fair value of interest rate swaps is based on forward-looking interest rate curves as provided by the counterparty, adjusted for the Company's credit risk. Fair value of corporate equity securities and United States treasury securities are based on quoted market prices. Fair value of the liability for contingent consideration related to business combinations is estimated utilizing a discounted cash flow analysis. The analysis considers, among other things, estimates of future revenues and the timing of expected future contingent consideration payments.
The following table presents the Company's liability for contingent consideration related to business combinations measured at fair value on a recurring basis using significant unobservable inputs (Level 3):

	2012	2011
Balance at beginning of period	$0.6	$8.2
Businesses acquired	—	17.0
Net changes in fair value	(0.6)	(24.3)
Payment on contingent consideration arrangement	—	(0.3)
Balance at end of period	$—	$0.6

Fair Value of Financial Instruments
Most of the Company's clients are in the financial services and educational industries. The Company performs ongoing credit evaluations of its clients and maintains allowances for potential credit losses. The Company does not generally require collateral. Actual losses and allowances have been within management's expectations.
The carrying amounts for cash and cash equivalents, trade accounts receivable, accounts payable and accrued liabilities approximate fair value. The estimated fair value of long-term debt is determined by Level 2 inputs and is based primarily on quoted market prices for the same or similar issues as of the measurement date. The estimated fair value of long-term debt at December 31, 2012 and 2011 was approximately $1,984.4 and $1,821.4, respectively. The carrying value of long-term debt at December 31, 2012 and 2011 was $1,847.8 and $1,812.0, respectively. As described in Note 3, the carrying value of the Company's long-term debt was adjusted to fair value as of the date of the MacAndrews Acquisition.